Exhibit 10.14

CHANGE IN TERMS AGREEMENT

Principal $700,000.00	Loan Date 12-21-2011	Maturity 06-09-2012	Loan No. 930610000	Call/Coll	Account	Officer RK	Initials /s/

References in the boxes above are for Lender’s Use only and do not limit the applicability of this document to any particular loan or item.
Any Item above containing “***” has been omitted due to text length limitations.

Borrower:	Amexdrug Corporation, Dermagen, Inc.;	Lender:	National Bank of California
	Biorx Pharmaceuticals, Inc.; Royal		Corporate Banking Department
	Health Care, Inc.; and Allied Med Inc.		12121 Wilshire Boulevard
	7251 Condor Street		14th Floor
	Commerce, CA 90040		Brentwood, CA 90025

Principal Amount: $700,000.00	Date of Agreement: December 12, 2011

DESCRIPTION OF EXISTING INDEBTEDNESS:   The Promissory Note dated June 23, 2008 in the principal amount of $150,000.00 and Business Loan Agreement (Asset Based) dated June 9, 2011 and subsequent Change in Terms Agreements dated March 3, 2009, June 9, 2009, June 9, 2010 and June 9, 2011, with an outstanding principal balance of $81,806.94 as of December 12, 2011.

DESCRIPTION OF CHANGE IN TERMS:  The Principal Amount of the Note is hereby increased from $500,000.00 to $700,000.00.

The “AFFIRMATIVE COVENANTS” section of the Business Loan Agreement (Asset Based) is hereby deleted in its entirety and the following is inserted in its place:

Tangible Net Worth Requirements.  Other Net Worth requirements are as follows:  Borrower shall maintain a minimum Net Worth of $250,000.00 as of each Fiscal Year End.  Borrower shall maintain profitability at each Fiscal Year End.

The “DEFINITIONS” section of the Business Loan Agreement (Asset Based) is hereby amended as follows:

Borrowing Base.  The words “Borrowing Base” mean, as determined by Lender from time to time, the lesser of (1) $700,000.00 or (2) 80.000% of the aggregate amount of Eligible Accounts.

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; and then to any unpaid collection costs.  Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers or endorsers including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledged that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWERS READ AND UNDERSTAND ALL PROVISIONS OF THIS AGREEMENT.  BORROWERS AGREE TO THE TERMS OF THE AGREEMENT.

AMEXDRUG CORPORATION

By:__/s/ Jack N. Amin
      Jack N. Amin, President/ Secretary of Amexdrug Corporation

DERMAGEN, INC.

By:__/s/ Jack N. Amin
      Jack N. Amin, President/ Secretary of Dermagen, Inc.

BIORX PHARMACEUTICALS, INC.

By:__/s/ Jack N. Amin
      Jack N. Amin, President/ Secretary of  Biorx Pharmaceuticals, Inc.

ROYAL HEALTH CARE, INC.

By:__/s/ Jack N. Amin
      Jack N. Amin, President/ Secretary of Royal Health Care, Inc.

ALLIED MED INC.

By:__/s/ Jack N. Amin
      Jack N. Amin, President/ Secretary of Allied Med Inc.

See next page for additional signers

CHANGE IN TERMS AGREEMENT
(Continued)

Loan No. 930610000	Page 2

PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTAND ALL PROVISIONS OF THIS AGREEMENT.  GUARANTORS AGREE TO THE TERMS OF THE AGREEMENT.

GUARANTORS:

x__/s/ Jack N. Amin
  Jack N. Amin

x__/s/ Nora Y Amin
  Nora Y Amin

LASER PRO LENDING VER. 5.58.20.001 Copr. Harland Financial Solutions, Inc. 1997, 2011.  All rights reserved.

1096.Amexdrug Change in Terms Agreement